UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 22, 2008

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

                                                               Delaware                                                           1-9273                                                     75-1285071
                                                                    (State or Other Jurisdiction                                        (Commission                                             (IRS Employer
                                                                             of Incorporation)                                                 File Number)                                           Identification No.)

                                                        4845 US Highway 271 N.
                                                               Pittsburg, Texas                                                               75686-0093
                                                         (Address of Principal Executive Offices)                                             (ZIP Code)

Registrant's telephone number, including area code:  (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                      Termination of a Material Definitive Agreement.

The information provided in Item 5.02 of this Current Report on Form 8-K regarding the termination of certain change in control agreements is incorporated by reference into this Item 1.02.

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2008, the Board of Directors of Pilgrim’s Pride Corporation (the "Company") accepted the resignations of J. Clinton Rivers, the Company’s Chief Executive Officer and President, and Robert A. Wright, the Company's Chief Operating Officer on December 16, 2008.  In connection with the resignations by Mr. Rivers and Mr. Wright, on December 22, 2008, the Company entered into a separation agreement and consulting agreement with Mr. Wright, and on December 24, 2008, the Company entered into a separation agreement and consulting agreement with Mr. Rivers.  The consulting agreements will be subject to approval by the Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the "Bankruptcy Court").  Under the terms of the separation agreements, each of them resigned as a officer, director, employee and any other capacity of the Company and its subsidiaries and agreed to terminate their change in control agreements with the Company.  The Company also agreed to pay a severance payment of $143,242 to each of Mr. Rivers and Mr. Wright.  Pursuant to the terms of the consulting agreements, and subject to Bankruptcy Court approval, each will provide consulting services to the Company on an as-requested basis for a fee of $83,500 per month, for a term of four months, in the case of Mr. Rivers, and $50,000 per month, for a term of three months, in the case of Mr. Wright.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              PILGRIM'S PRIDE CORPORATION

Date:  December 29, 2008                                                           By: /s/ Richard A. Cogdill
              Richard A. Cogdill
              Chief Financial Officer, Secretary and Treasurer